UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-00781)

Exact name of registrant as specified in charter:	The Putnam Fund for Growth and Income

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2017

Date of reporting period:	November 1, 2016 — April 30, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

The Putnam Fund for Growth and Income

Semiannual report
4 | 30 | 17

Value funds look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

FUND SYMBOL
CLASS A
PGRWX

The Putnam
Fund for Growth
and Income

Semiannual report
4 | 30 | 17

Message from the Trustees	1

Your fund’s performance	3

Your fund’s expenses	5

Terms and definitions	7

Other information for shareholders	8

Financial statements	9

Consider these risks before investing: Value stocks may fail to rebound, and the market may not favor value-style investing. Income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the fund invests. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

June 7, 2017

Dear Fellow Shareholder:

An impressive level of investor optimism has helped to fuel financial markets through most of 2017’s first half. Global stock and bond markets have generally fared well, with many stock market indexes achieving new record highs with relatively low volatility. At the same time, however, investors worldwide are monitoring a number of macroeconomic and political risks that could disrupt the positive momentum.

While calm markets are generally welcome, we believe investors should continue to remember time-tested strategies: maintain a well-diversified portfolio, keep a long-term view, and do not overreact to short-term market fluctuations. We also believe it is a good idea to speak regularly with your financial advisor to help ensure that your portfolio is aligned with your goals. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

We would also like to take this opportunity to announce the arrival of Catharine Bond Hill and Manoj P. Singh to your fund’s Board of Trustees. Dr. Hill and Mr. Singh bring extensive professional and directorship experience to their role as Trustees, and we are pleased to welcome them.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 3–5 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the Russell 1000 Value Index, and the fund’s Lipper peer group were introduced on 12/31/78 and 12/31/59, respectively, which post-date the inception of the fund’s class A shares.

† Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/17. See above and pages 3–5 for additional fund performance information. Index descriptions can be found on page 7.

2 The Putnam Fund for Growth and Income

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2017, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R6, and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 4/30/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

Class A (11/6/57)
Before sales charge	10.95%	51.61%	4.25%	75.07%	11.85%	17.75%	5.60%	17.31%	13.00%

After sales charge	10.84	42.89	3.63	65.00	10.53	10.98	3.53	10.56	6.50

Class B (4/27/92)
Before CDSC	10.80	42.72	3.62	68.77	11.03	15.16	4.82	16.48	12.62

After CDSC	10.80	42.72	3.62	66.77	10.77	12.16	3.90	11.48	7.62

Class C (7/26/99)
Before CDSC	10.12	40.68	3.47	68.68	11.02	15.19	4.83	16.47	12.60

After CDSC	10.12	40.68	3.47	68.68	11.02	15.19	4.83	15.47	11.60

Class M (5/1/95)
Before sales charge	10.24	44.24	3.73	70.81	11.30	16.04	5.08	16.71	12.69

After sales charge	10.17	39.20	3.36	64.83	10.51	11.98	3.84	12.63	8.75

Class R (1/21/03)
Net asset value	10.67	47.90	3.99	72.96	11.58	16.89	5.34	16.99	12.85

Class R6 (7/2/12)
Net asset value	11.07	56.65	4.59	78.72	12.31	19.13	6.01	17.74	13.20

Class Y (6/15/94)
Net asset value	11.06	55.41	4.51	77.31	12.14	18.63	5.86	17.63	13.11

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R6 shares; had it, returns would have been higher.

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

The Putnam Fund for Growth and Income 3

Comparative index returns For periods ended 4/30/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

Russell 1000 Value
Index	—†	71.28%	5.53%	86.85%	13.32%	26.89%	8.26%	16.55%	11.69%

Lipper Large-Cap
Value Funds category	—†	62.49	4.89	75.30	11.85	23.44	7.25	16.49	12.53
average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, and 10-year periods ended 4/30/17, there were 499, 491, 423, 376, and 267 funds, respectively, in this Lipper category.

† The fund’s benchmark, the Russell 1000 Value Index, and the fund’s Lipper peer group were introduced on 12/31/78 and 12/31/59, respectively, which post-date the inception of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 4/30/17

Distributions	Class A		Class B	Class C	Class M		Class R	Class R6	Class Y

Number	2		2	2	2		2	2	2

Income	$0.259		$0.175	$0.175	$0.205		$0.235	$0.298	$0.288

Capital gains	—		—	—	—		—	—	—

Total	$0.259		$0.175	$0.175	$0.205		$0.235	$0.298	$0.288

	Before	After	Net	Net	Before	After	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value

10/31/16	$20.65	$21.91	$20.27	$20.55	$20.48	$21.22	$20.55	$20.71	$20.70

4/30/17	23.07	24.48	22.65	22.96	22.87	23.70	22.95	23.14	23.12

	Before	After	Net	Net	Before	After	Net	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value	value

Current
dividend rate[1]	0.95%	0.90%	0.21%	0.21%	0.47%	0.46%	0.73%	1.30%	1.21%

Current 30-day
SEC yield[2]	N/A	1.07	0.39	0.39	N/A	0.62	0.88	1.48	1.38

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

4 The Putnam Fund for Growth and Income

Fund performance as of most recent calendar quarter Total return for periods ended 3/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

Class A (11/6/57)
Before sales charge	10.97%	58.27%	4.70%	72.91%	11.57%	19.25%	6.04%	21.40%	12.24%

After sales charge	10.86	49.17	4.08	62.96	10.26	12.39	3.97	14.42	5.78

Class B (4/27/92)
Before CDSC	10.82	48.96	4.07	66.52	10.74	16.60	5.25	20.50	11.80

After CDSC	10.82	48.96	4.07	64.52	10.47	13.60	4.34	15.50	7.15

Class C (7/26/99)
Before CDSC	10.14	46.87	3.92	66.66	10.76	16.60	5.25	20.54	11.83

After CDSC	10.14	46.87	3.92	66.66	10.76	16.60	5.25	19.54	10.83

Class M (5/1/95)
Before sales charge	10.26	50.55	4.18	68.75	11.03	17.47	5.51	20.81	11.98

After sales charge	10.20	45.28	3.81	62.84	10.24	13.35	4.27	16.58	8.06

Class R (1/21/03)
Net asset value	10.69	54.35	4.44	70.81	11.30	18.32	5.77	21.09	12.08

Class R6 (7/2/12)
Net asset value	11.10	63.52	5.04	76.44	12.03	20.65	6.46	21.84	12.39

Class Y (6/15/94)
Net asset value	11.08	62.23	4.96	75.04	11.85	20.14	6.31	21.67	12.36

See the discussion following the fund performance table on page 3 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Total annual operating expenses for the
fiscal year ended 10/31/16*	0.93%	1.68%	1.68%	1.43%	1.18%	0.56%	0.68%

Annualized expense ratio for the
six-month period ended 4/30/17†	0.94%	1.69%	1.69%	1.44%	1.19%	0.58%	0.69%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective 9/1/16.

† Includes .01% from annualizing the one-time merger related costs.

The Putnam Fund for Growth and Income 5

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 11/1/16 to 4/30/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Expenses paid per $1,000 *†	$4.96	$8.91	$8.91	$7.59	$6.28	$3.07	$3.65

Ending value (after expenses)	$1,130.00	$1,126.20	$1,126.00	$1,126.90	$1,128.50	$1,132.00	$1,131.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 4/30/17, use the following calculation method. To find the value of your investment on 11/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R6	Class Y

Expenses paid per $1,000 *†	$4.71	$8.45	$8.45	$7.20	$5.96	$2.91	$3.46

Ending value (after expenses)	$1,020.13	$1,016.41	$1,016.41	$1,017.65	$1,018.89	$1,021.92	$1,021.37

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

6 The Putnam Fund for Growth and Income

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 1000 Value Index is an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

The Putnam Fund for Growth and Income 7

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2017, Putnam employees had approximately $494,000,000 and the Trustees had approximately $139,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

8 The Putnam Fund for Growth and Income

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

The Putnam Fund for Growth and Income 9

The fund’s portfolio 4/30/17 (Unaudited)

COMMON STOCKS (92.9%)*	Shares	Value

Aerospace and defense (5.2%)

Airbus SE (France)	500,842	$40,497,441

Northrop Grumman Corp.	587,900	144,599,884

Raytheon Co.	494,600	76,766,866

		261,864,191

Airlines (0.7%)

Southwest Airlines Co.	632,700	35,570,394

		35,570,394

Auto components (0.8%)

Delphi Automotive PLC (United Kingdom)	505,200	40,618,080

		40,618,080

Banks (11.4%)

Bank of America Corp.	5,595,894	130,608,166

Citigroup, Inc.	2,166,180	128,064,562

JPMorgan Chase & Co.	2,669,446	232,241,802

KeyCorp	1,736,200	31,668,288

Regions Financial Corp.	3,432,400	47,195,500

		569,778,318

Beverages (3.3%)

Dr. Pepper Snapple Group, Inc.	439,700	40,298,505

Molson Coors Brewing Co. Class B	603,100	57,831,259

PepsiCo, Inc.	599,200	67,877,376

		166,007,140

Building products (0.9%)

Johnson Controls International PLC	1,035,378	43,040,663

		43,040,663

Capital markets (5.5%)

AllianceBernstein Holding LP	128,493	2,942,490

Charles Schwab Corp. (The)	1,103,400	42,867,090

Goldman Sachs Group, Inc. (The)	240,793	53,889,473

Invesco, Ltd.	601,000	19,796,940

KKR & Co. LP	2,094,696	39,757,330

Morgan Stanley	1,585,600	68,767,472

State Street Corp.	570,700	47,881,730

		275,902,525

Chemicals (3.0%)

Air Products & Chemicals, Inc.	140,400	19,726,200

CF Industries Holdings, Inc. S	1,911,400	51,110,836

Dow Chemical Co. (The)	744,534	46,756,735

E. I. du Pont de Nemours & Co.	387,917	30,936,381

		148,530,152

Communications equipment (0.9%)

Cisco Systems, Inc.	1,366,857	46,568,818

		46,568,818

Consumer finance (0.5%)

Capital One Financial Corp.	328,700	26,420,906

		26,420,906

10 The Putnam Fund for Growth and Income

COMMON STOCKS (92.9%)* cont.	Shares	Value

Containers and packaging (1.2%)

Ball Corp.	413,800	$31,817,082

Sealed Air Corp.	695,100	30,598,302

		62,415,384

Diversified telecommunication services (1.4%)

AT&T, Inc.	1,713,400	67,902,042

		67,902,042

Electric utilities (2.2%)

American Electric Power Co., Inc.	270,100	18,320,883

Edison International	240,500	19,232,785

Exelon Corp.	1,418,800	49,133,044

PG&E Corp.	326,700	21,905,235

		108,591,947

Energy equipment and services (0.8%)

Halliburton Co.	858,000	39,365,040

		39,365,040

Equity real estate investment trusts (REITs) (2.9%)

American Tower Corp.	310,800	39,142,152

Boston Properties, Inc.	304,000	38,486,400

Federal Realty Investment Trust	269,500	35,274,855

Gaming and Leisure Properties, Inc.	878,008	30,554,678

		143,458,085

Food and staples retail (2.2%)

CVS Health Corp.	167,100	13,775,724

Kroger Co. (The)	1,656,700	49,121,155

Walgreens Boots Alliance, Inc.	535,000	46,298,900

		109,195,779

Food products (0.9%)

Kraft Heinz Co. (The)	525,300	47,481,867

		47,481,867

Health-care equipment and supplies (1.3%)

Becton Dickinson and Co.	235,600	44,050,132

Danaher Corp.	249,400	20,782,502

		64,832,634

Health-care providers and services (1.6%)

Cigna Corp.	397,300	62,125,801

UnitedHealth Group, Inc.	104,500	18,274,960

		80,400,761

Hotels, restaurants, and leisure (0.6%)

Hilton Worldwide Holdings, Inc.	487,366	28,739,973

		28,739,973

Household durables (0.4%)

PulteGroup, Inc.	879,900	19,947,333

		19,947,333

Household products (0.5%)

Colgate-Palmolive Co.	332,100	23,924,484

		23,924,484

Independent power and renewable electricity producers (1.4%)

Calpine Corp. †	2,965,317	30,246,233

NRG Energy, Inc.	2,253,600	38,085,840

		68,332,073

The Putnam Fund for Growth and Income 11

COMMON STOCKS (92.9%)* cont.	Shares	Value

Industrial conglomerates (1.5%)

General Electric Co.	1,231,720	$35,707,563

Honeywell International, Inc.	298,300	39,119,062

		74,826,625

Insurance (3.8%)

American International Group, Inc.	997,825	60,777,521

Assured Guaranty, Ltd.	1,337,680	51,005,738

Chubb, Ltd.	286,600	39,335,850

Hartford Financial Services Group, Inc. (The)	807,600	39,055,536

		190,174,645

Internet and direct marketing retail (—%)

FabFurnish GmbH (acquired 8/2/13, cost $52) (Private) (Brazil) † ∆∆ F	78	64

Global Fashion Group SA (acquired 8/2/13, cost $2,567,154) (Private)
(Brazil) † ∆∆ F	60,600	541,492

New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $52) (Private)
(Brazil) † ∆∆ F	39	32

New Middle East Other Assets GmbH (acquired 8/2/13, cost $21) (Private)
(Brazil) † ∆∆ F	16	13

		541,601

Internet software and services (1.2%)

Alphabet, Inc. Class C †	65,080	58,959,877

		58,959,877

IT Services (2.0%)

DXC Technology Co. †	827,400	62,336,316

Fidelity National Information Services, Inc.	459,500	38,685,305

		101,021,621

Life sciences tools and services (0.3%)

Agilent Technologies, Inc.	240,400	13,234,020

		13,234,020

Machinery (0.5%)

Fortive Corp.	413,700	26,170,662

		26,170,662

Media (4.3%)

Charter Communications, Inc. Class A †	125,451	43,300,667

Comcast Corp. Class A	2,942,500	115,316,575

DISH Network Corp. Class A †	599,600	38,638,224

Liberty Global PLC Ser. C (United Kingdom) †	560,300	19,391,983

		216,647,449

Metals and mining (0.7%)

BHP Billiton, Ltd. (Australia)	1,851,051	32,877,511

		32,877,511

Oil, gas, and consumable fuels (9.1%)

Anadarko Petroleum Corp.	753,500	42,964,570

Cheniere Energy, Inc. †	451,400	20,470,990

ConocoPhillips	1,464,900	70,183,359

EOG Resources, Inc.	449,100	41,541,750

Exxon Mobil Corp.	435,192	35,533,427

Marathon Oil Corp.	4,604,200	68,464,454

Pioneer Natural Resources Co.	225,700	39,043,843

Suncor Energy, Inc. (Canada)	1,962,898	61,516,264

12 The Putnam Fund for Growth and Income

COMMON STOCKS (92.9%)* cont.	Shares	Value

Oil, gas, and consumable fuels cont.

Total SA (France)	630,791	$32,411,471

Valero Energy Corp.	700,400	45,252,844

		457,382,972

Personal products (0.8%)

Coty, Inc. Class A	907,267	16,194,716

Edgewell Personal Care Co. †	332,268	23,753,839

		39,948,555

Pharmaceuticals (5.1%)

AstraZeneca PLC ADR (United Kingdom) S	1,339,400	40,516,850

Bristol-Myers Squibb Co.	302,600	16,960,730

Johnson & Johnson	647,000	79,885,090

Merck & Co., Inc.	1,252,291	78,055,298

Pfizer, Inc.	1,181,434	40,074,241

		255,492,209

Road and rail (1.0%)

Union Pacific Corp.	441,800	49,463,928

		49,463,928

Semiconductors and semiconductor equipment (3.4%)

Applied Materials, Inc.	1,474,000	59,859,140

Broadcom, Ltd.	231,500	51,117,515

NXP Semiconductor NV †	96,100	10,162,575

Texas Instruments, Inc.	620,800	49,154,944

		170,294,174

Software (3.0%)

Microsoft Corp.	2,199,400	150,570,924

		150,570,924

Specialty retail (1.6%)

Home Depot, Inc. (The)	500,300	78,096,830

		78,096,830

Technology hardware, storage, and peripherals (1.7%)

Apple, Inc.	588,400	84,523,660

		84,523,660

Thrifts and mortgage finance (0.8%)

Radian Group, Inc.	2,494,955	42,114,840

		42,114,840

Tobacco (1.8%)

Altria Group, Inc.	780,200	56,002,756

Philip Morris International, Inc.	325,700	36,100,588

		92,103,344

Wireless telecommunication services (0.8%)

T-Mobile US, Inc. †	302,600	20,355,902

Vodafone Group PLC ADR (United Kingdom)	802,322	21,012,814

		41,368,716

Total common stocks (cost $3,860,735,246)		$4,654,702,752

The Putnam Fund for Growth and Income 13

CONVERTIBLE PREFERRED STOCKS (0.0%)*	Shares	Value

Global Fashion Group SA zero % cv. pfd. (acquired 7/11/16, cost $309,232)
(Brazil) (Private) † ∆∆ F	40,826	$372,097

Total convertible preferred stocks (cost $309,232)		$372,097

	Principal amount/
SHORT-TERM INVESTMENTS (9.3%)*		shares	Value

Interest in $408,428,000 joint tri-party repurchase agreement dated 4/28/17 with Merrill Lynch, Pierce, Fenner and Smith Inc.
due 5/1/17 — maturity value of $60,236,015 for an effective yield of 0.800% (collateralized by various mortgage backed securities with coupon rates ranging from 2.083% to 4.500% and due dates
ranging from 11/1/26 to 4/1/47, valued at $416,596,561)		$60,232,000	$60,232,000

Interest in $250,000,000 joint tri-party repurchase agreement dated 4/28/17 with HSBC Bank USA, National Association due
5/1/17 — maturity value of $40,069,671 for an effective yield of 0.800% (collateralized by various mortgage backed securities with coupon rates ranging from 3.500% to 5.000% and due dates
ranging from 2/1/23 to 6/1/45, valued at $255,002,072)		40,067,000	40,067,000

Putnam Cash Collateral Pool, LLC 1.05% [d]	Shares	73,423,640	73,423,640

Putnam Short Term Investment Fund 0.87% L	Shares	274,539,355	274,539,355

U.S. Treasury Bills 0.787%, 7/20/17 # ∆		$8,595,000	8,580,240

U.S. Treasury Bills 0.769%, 7/13/17 ∆		7,125,000	7,114,270

U.S. Treasury Bills 0.711%, 5/25/17 ∆		762,000	761,659

Total short-term investments (cost $464,717,917)			$464,718,164

TOTAL INVESTMENTS

Total investments (cost $4,325,762,395)	$5,119,793,013

Key to holding’s abbreviations

ADR      American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2016 through April 30, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $5,010,141,643.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $913,698, or less than 0.1% of net assets.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

14 The Putnam Fund for Growth and Income

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $10,438,055 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 4/30/17 (aggregate face value $334,353,025) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse International

	Australian Dollar	Sell	5/17/17	$32,801,639	$33,270,254	$468,615

	British Pound	Sell	5/17/17	211,341,417	201,180,258	(10,161,159)

	Canadian Dollar	Sell	5/17/17	36,403,138	37,105,972	702,834

	Euro	Sell	5/17/17	64,590,877	62,796,541	(1,794,336)

Total						$(10,784,046)

FUTURES CONTRACTS OUTSTANDING at 4/30/17 (Unaudited)

						Unrealized
	Number of				Expiration	appreciation/
	contracts			Value	date	(depreciation)

S&P 500 Index E-Mini (Long)		1,276	$151,875,900		Jun-17	$(373,291)

Total						$(373,291)

The Putnam Fund for Growth and Income 15

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks *:

Consumer discretionary	$384,049,665	$—	$541,601

Consumer staples	478,661,169	—	—

Energy	496,748,012	—	—

Financials	1,104,391,234	—	—

Health care	413,959,624	—	—

Industrials	490,936,463	—	—

Information technology	611,939,074	—	—

Materials	243,823,047	—	—

Real estate	143,458,085	—	—

Telecommunication services	109,270,758	—	—

Utilities	176,924,020	—	—

Total common stocks	4,654,161,151	—	541,601

Convertible preferred stocks	—	—	372,097

Short-term investments	274,539,355	190,178,809	—

Totals by level	$4,928,700,506	$190,178,809	$913,698

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(10,784,046)	$—

Futures contracts	(373,291)	—	—

Totals by level	$(373,291)	$(10,784,046)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

16 The Putnam Fund for Growth and Income

Statement of assets and liabilities 4/30/17 (Unaudited)

ASSETS

Investment in securities, at value, including $61,981,258 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $3,977,799,400)	$4,771,830,018
Affiliated issuers (identified cost $347,962,995) (Notes 1 and 5)	347,962,995

Cash	2,961,281

Foreign currency (cost $56) (Note 1)	56

Dividends, interest and other receivables	6,777,806

Receivable for shares of the fund sold	592,684

Receivable for investments sold	91,572,907

Unrealized appreciation on forward currency contracts (Note 1)	1,171,449

Prepaid assets	4,173

Total assets	5,222,873,369

LIABILITIES

Payable for investments purchased	116,386,242

Payable for shares of the fund repurchased	3,230,007

Payable for compensation of Manager (Note 2)	1,961,186

Payable for custodian fees (Note 2)	44,896

Payable for investor servicing fees (Note 2)	1,259,778

Payable for Trustee compensation and expenses (Note 2)	2,363,958

Payable for administrative services (Note 2)	19,267

Payable for distribution fees (Note 2)	1,089,365

Payable for variation margin (Note 1)	357,280

Distributions payable to shareholders	326

Unrealized depreciation on forward currency contracts (Note 1)	11,955,495

Collateral on securities loaned, at value (Note 1)	73,423,640

Other accrued expenses	640,286

Total liabilities	212,731,726

Net assets	$5,010,141,643

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$4,227,551,338

Distributions in excess of net investment income (Note 1)	(6,973,265)

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	6,664,572

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	782,898,998

Total — Representing net assets applicable to capital shares outstanding	$5,010,141,643

(Continued on next page)

The Putnam Fund for Growth and Income 17

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($4,761,231,675 divided by 206,341,327 shares)	$23.07

Offering price per class A share (100/94.25 of $23.07)*	$24.48

Net asset value and offering price per class B share ($56,990,733 divided by 2,516,635 shares)**	$22.65

Net asset value and offering price per class C share ($52,262,701 divided by 2,276,413 shares)**	$22.96

Net asset value and redemption price per class M share ($28,480,773 divided by 1,245,170 shares)	$22.87

Offering price per class M share (100/96.50 of $22.87)*	$23.70

Net asset value, offering price and redemption price per class R share
($1,419,305 divided by 61,834 shares)	$22.95

Net asset value, offering price and redemption price per class R6 share
($21,307,789 divided by 920,651 shares)	$23.14

Net asset value, offering price and redemption price per class Y share
($88,448,667 divided by 3,825,054 shares)	$23.12

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

18 The Putnam Fund for Growth and Income

Statement of operations Six months ended 4/30/17 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $713,098)	$56,009,946

Interest (including interest income of $400,392 from investments in affiliated issuers) (Note 5)	416,724

Securities lending (net of expenses) (Notes 1 and 5)	198,773

Total investment income	56,625,443

EXPENSES

Compensation of Manager (Note 2)	11,852,256

Investor servicing fees (Note 2)	3,928,711

Custodian fees (Note 2)	35,151

Trustee compensation and expenses (Note 2)	147,862

Distribution fees (Note 2)	6,593,705

Administrative services (Note 2)	90,848

Other	960,558

Total expenses	23,609,091

Expense reduction (Note 2)	(44,487)

Net expenses	23,564,604

Net investment income	33,060,839

Net realized gain on investments (Notes 1 and 3)	170,201,064

Net realized loss on futures contracts (Note 1)	(33,850)

Net realized gain on foreign currency transactions (Note 1)	11,008,120

Net unrealized depreciation of assets and liabilities in foreign currencies during the period	(19,492,324)

Net unrealized appreciation of investments and futures contracts during the period	406,692,346

Net gain on investments	568,375,356

Net increase in net assets resulting from operations	$601,436,195

The accompanying notes are an integral part of these financial statements.

The Putnam Fund for Growth and Income 19

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Six months ended 4/30/17*	Year ended 10/31/16

Operations

Net investment income	$33,060,839	$64,409,273

Net realized gain on investments
and foreign currency transactions	181,175,334	89,439,028

Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	387,200,022	(52,366,208)

Net increase in net assets resulting from operations	601,436,195	101,482,093

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(54,849,989)	(68,916,052)

Class B	(491,839)	(543,674)

Class C	(429,891)	(427,383)

Class M	(264,250)	(310,775)

Class R	(13,897)	(14,654)

Class R5	—	(120)

Class R6	(281,230)	(389,707)

Class Y	(1,050,553)	(1,160,423)

Decrease from capital share transactions (Note 4)	(214,514,451)	(371,217,781)

Total increase (decrease) in net assets	329,540,095	(341,498,476)

NET ASSETS

Beginning of period	4,680,601,548	5,022,100,024

End of period (including distributions in excess of net
investment income of $6,973,265 and undistributed net
investment income of $17,347,545, respectively)	$5,010,141,643	$4,680,601,548

* Unaudited.

The accompanying notes are an integral part of these financial statements.

20 The Putnam Fund for Growth and Income

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The Putnam Fund for Growth and Income 21

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA

											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)

Class A

April 30, 2017**	$20.65	.15	2.53	2.68	(.26)	(.26)	$23.07	13.00*	$4,761,232	.46*	.67*	25*

October 31, 2016	20.48	.28	.20	.48	(.31)	(.31)	20.65	2.40	4,448,380	.96 [d]	1.39 [d]	42

October 31, 2015	21.41	.25	(.87)	(.62)	(.31)	(.31)	20.48	(2.92)	4,769,942.94		1.19	36

October 31, 2014	18.87	.31	2.46	2.77	(.23)	(.23)	21.41	14.78	5,322,464.97		1.54	41

October 31, 2013	14.51	.22	4.37	4.59	(.23)	(.23)	18.87	31.93	5,024,361	1.04	1.33	52

October 31, 2012	12.79	.21	1.73	1.94	(.22)	(.22)	14.51	15.33	4,232,973	1.10	1.57	34

Class B

April 30, 2017**	$20.27	.07	2.49	2.56	(.18)	(.18)	$22.65	12.62*	$56,991	.83*	.30 *	25*

October 31, 2016	20.10	.13	.20	.33	(.16)	(.16)	20.27	1.66	60,110	1.71 [d]	.64 [d]	42

October 31, 2015	21.02	.09	(.86)	(.77)	(.15)	(.15)	20.10	(3.68)	73,968	1.69	.44	36

October 31, 2014	18.52	.16	2.42	2.58	(.08)	(.08)	21.02	13.97	90,425	1.72	.81	41

October 31, 2013	14.25	.10	4.28	4.38	(.11)	(.11)	18.52	30.89	95,272	1.79	.60	52

October 31, 2012	12.56	.11	1.70	1.81	(.12)	(.12)	14.25	14.50	91,289	1.85	.84	34

Class C

April 30, 2017**	$20.55	.07	2.52	2.59	(.18)	(.18)	$22.96	12.60*	$52,263	.83*	.30 *	25*

October 31, 2016	20.38	.13	.20	.33	(.16)	(.16)	20.55	1.64	52,282	1.71 [d]	.64 [d]	42

October 31, 2015	21.31	.09	(.86)	(.77)	(.16)	(.16)	20.38	(3.65)	57,312	1.69	.43	36

October 31, 2014	18.78	.16	2.46	2.62	(.09)	(.09)	21.31	13.97	58,084	1.72	.77	41

October 31, 2013	14.45	.09	4.35	4.44	(.11)	(.11)	18.78	30.91	48,304	1.79	.56	52

October 31, 2012	12.74	.11	1.72	1.83	(.12)	(.12)	14.45	14.46	36,561	1.85	.82	34

Class M

April 30, 2017**	$20.48	.09	2.51	2.60	(.21)	(.21)	$22.87	12.69*	$28,481	.71*	.42*	25*

October 31, 2016	20.30	.18	.20	.38	(.20)	(.20)	20.48	1.94	27,060	1.46 [d]	.89 [d]	42

October 31, 2015	21.23	.15	(.87)	(.72)	(.21)	(.21)	20.30	(3.44)	32,830	1.44	.69	36

October 31, 2014	18.71	.21	2.44	2.65	(.13)	(.13)	21.23	14.23	37,566	1.47	1.05	41

October 31, 2013	14.39	.14	4.33	4.47	(.15)	(.15)	18.71	31.29	36,125	1.54	.83	52

October 31, 2012	12.69	.15	1.70	1.85	(.15)	(.15)	14.39	14.72	30,627	1.60	1.08	34

Class R

April 30, 2017**	$20.55	.12	2.52	2.64	(.24)	(.24)	$22.95	12.85*	$1,419	.59*	.53*	25*

October 31, 2016	20.37	.23	.20	.43	(.25)	(.25)	20.55	2.19	1,096	1.21 [d]	1.14 [d]	42

October 31, 2015	21.29	.21	(.88)	(.67)	(.25)	(.25)	20.37	(3.17)	1,213	1.19	.97	36

October 31, 2014	18.77	.26	2.44	2.70	(.18)	(.18)	21.29	14.46	3,852	1.22	1.28	41

October 31, 2013	14.43	.18	4.35	4.53	(.19)	(.19)	18.77	31.63	4,082	1.29	1.09	52

October 31, 2012	12.72	.18	1.72	1.90	(.19)	(.19)	14.43	15.06	3,446	1.35	1.31	34

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

22 The Putnam Fund for Growth and Income	The Putnam Fund for Growth and Income 23

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA

											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	Total	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	end of period	value (%) [b]	(in thousands)	net assets (%) [c]	net assets (%)	turnover (%)

Class R6

April 30, 2017**	$20.71	.19	2.54	2.73	(.30)	(.30)	$23.14	13.20*	$21,308	.29 *	.84*	25*

October 31, 2016	20.54	.36	.20	.56	(.39)	(.39)	20.71	2.81	20,015	.56 [d]	1.78 [d]	42

October 31, 2015	21.47	.34	(.87)	(.53)	(.40)	(.40)	20.54	(2.52)	21,346.55		1.57	36

October 31, 2014	18.92	.40	2.47	2.87	(.32)	(.32)	21.47	15.26	19,727.56		1.94	41

October 31, 2013	14.54	.27	4.42	4.69	(.31)	(.31)	18.92	32.62	18,293.57		1.49	52

October 31, 2012†	13.64	.08	.88	.96	(.06)	(.06)	14.54	7.02*	11	.19*	.57*	34

Class Y

April 30, 2017**	$20.70	.18	2.53	2.71	(.29)	(.29)	$23.12	13.11*	$88,449	.34*	.78*	25*

October 31, 2016	20.52	.33	.21	.54	(.36)	(.36)	20.70	2.71	71,658	.71 [d]	1.64 [d]	42

October 31, 2015	21.46	.31	(.88)	(.57)	(.37)	(.37)	20.52	(2.70)	65,473.69		1.43	36

October 31, 2014	18.91	.36	2.48	2.84	(.29)	(.29)	21.46	15.09	61,772.72		1.75	41

October 31, 2013	14.54	.27	4.37	4.64	(.27)	(.27)	18.91	32.26	44,639.79		1.63	52

October 31, 2012	12.82	.25	1.72	1.97	(.25)	(.25)	14.54	15.59	47,613.85		1.82	34

* Not annualized.

** Unaudited.

† For the period July 3, 2012 (commencement of operations) to October 31, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees, if any.

d Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

24 The Putnam Fund for Growth and Income	The Putnam Fund for Growth and Income 25

Notes to financial statements 4/30/17 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2016 through April 30, 2017.

The Putnam Fund for Growth and Income (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek capital growth and current income. The fund invests mainly in common stocks of large U.S. companies, with a focus on value stocks that offer the potential for capital growth, current income, or both. Value stocks are issued by companies that Putnam Management believes are currently undervalued by the market. If Putnam Management is correct and other investors ultimately recognize the value of the company, the price of its stock may rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R6 and class Y shares are not available to all investors. Effective March 6, 2017, the fund was closed to new investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined

26 The Putnam Fund for Growth and Income

by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

The Putnam Fund for Growth and Income 27

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Futures contracts The fund uses futures contracts to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

28 The Putnam Fund for Growth and Income

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $10,784,046 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $9,325,604 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $73,423,640 and the value of securities loaned amounted to $70,540,418. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code),

The Putnam Fund for Growth and Income 29

applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At October 31, 2016, the fund had a capital loss carryover of $130,619,620 available to the extent allowed by the Code to offset future net capital gain, if any. For any carryover, the amount of the carryover and that carryover’s expiration date is:

Loss carryover
Short-term	Long-term	Total	Expiration

$130,619,620	N/A	$130,619,620	October 31, 2017

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $4,369,641,404, resulting in gross unrealized appreciation and depreciation of $897,256,473 and $147,104,864, respectively, or net unrealized appreciation of $750,151,609.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.630%	of the first $5 billion,	0.430%	of the next $50 billion,

0.580%	of the next $5 billion,	0.410%	of the next $50 billion,

0.530%	of the next $10 billion,	0.400%	of the next $100 billion and

0.480%	of the next $10 billion,	0.395%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.236% of the fund’s average net assets.

30 The Putnam Fund for Growth and Income

Putnam Management has contractually agreed, through February 28, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R, and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$3,743,962	Class R	1,052

Class B	48,024	Class R6	5,306

Class C	42,523	Class Y	65,305

Class M	22,539	Total	$3,928,711

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $4,593 under the expense offset arrangements and by $39,894 under the brokerage/ service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $3,855, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The Putnam Fund for Growth and Income 31

The fund has adopted distribution plans (the Plans) with respect to the following class shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount

Class A	0.35%	0.25%	$5,911,928

Class B	1.00%	1.00%	303,190

Class C	1.00%	1.00%	268,506

Class M	1.00%	0.75%	106,756

Class R	1.00%	0.50%	3,325

Total			$6,593,705

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $107,358 and $718 from the sale of class A and class M shares, respectively, and received $17,885 and $734 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $62 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$1,221,883,803	$1,646,205,537

U.S. government securities (Long-term)	—	—

Total	$1,221,883,803	$1,646,205,537

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 4/30/17		YEAR ENDED 10/31/16
Class A	Shares	Amount	Shares	Amount

Shares sold	1,923,727	$43,526,672	3,098,451	$61,055,604

Shares issued in connection with
reinvestment of distributions	2,226,553	50,455,242	3,217,968	63,281,459

	4,150,280	93,981,914	6,316,419	124,337,063

Shares repurchased	(13,202,328)	(298,154,183)	(23,853,619)	(474,406,197)

Net decrease	(9,052,048)	$(204,172,269)	(17,537,200)	$(350,069,134)

32 The Putnam Fund for Growth and Income

	SIX MONTHS ENDED 4/30/17		YEAR ENDED 10/31/16
Class B	Shares	Amount	Shares	Amount

Shares sold	97,957	$2,160,920	251,748	$4,880,549

Shares issued in connection with
reinvestment of distributions	21,118	467,628	27,126	520,696

	119,075	2,628,548	278,874	5,401,245

Shares repurchased	(567,453)	(12,643,707)	(993,277)	(19,234,759)

Net decrease	(448,378)	$(10,015,159)	(714,403)	$(13,833,514)

	SIX MONTHS ENDED 4/30/17		YEAR ENDED 10/31/16
Class C	Shares	Amount	Shares	Amount

Shares sold	124,431	$2,798,350	343,485	$6,735,765

Shares issued in connection with
reinvestment of distributions	17,934	402,554	20,517	399,522

	142,365	3,200,904	364,002	7,135,287

Shares repurchased	(410,053)	(9,214,347)	(632,634)	(12,508,167)

Net decrease	(267,688)	$(6,013,443)	(268,632)	$(5,372,880)

	SIX MONTHS ENDED 4/30/17		YEAR ENDED 10/31/16
Class M	Shares	Amount	Shares	Amount

Shares sold	10,491	$236,648	34,833	$666,771

Shares issued in connection with
reinvestment of distributions	11,479	257,242	15,627	303,525

	21,970	493,890	50,460	970,296

Shares repurchased	(98,343)	(2,191,854)	(346,006)	(6,794,170)

Net decrease	(76,373)	$(1,697,964)	(295,546)	$(5,823,874)

	SIX MONTHS ENDED 4/30/17		YEAR ENDED 10/31/16
Class R	Shares	Amount	Shares	Amount

Shares sold	10,115	$222,931	7,318	$144,935

Shares issued in connection with
reinvestment of distributions	614	13,830	749	14,620

	10,729	236,761	8,067	159,555

Shares repurchased	(2,240)	(51,397)	(14,245)	(287,965)

Net increase (decrease)	8,489	$185,364	(6,178)	$(128,410)

	PERIOD ENDED 10/31/16*
Class R5	Shares	Amount

Shares sold	—	$—

Shares issued in connection with
reinvestment of distributions	6	120

	6	120

Shares repurchased	(779)	(14,393)

Net decrease	(773)	$(14,273)

The Putnam Fund for Growth and Income 33

	SIX MONTHS ENDED 4/30/17		YEAR ENDED 10/31/16
Class R6	Shares	Amount	Shares	Amount

Shares sold	29,494	$659,619	49,575	$964,470

Shares issued in connection with
reinvestment of distributions	12,360	281,230	19,748	389,707

	41,854	940,849	69,323	1,354,177

Shares repurchased	(87,542)	(1,954,313)	(142,300)	(2,850,765)

Net decrease	(45,688)	$(1,013,464)	(72,977)	$(1,496,588)

	SIX MONTHS ENDED 4/30/17		YEAR ENDED 10/31/16
Class Y	Shares	Amount	Shares	Amount

Shares sold	1,168,889	$26,631,147	1,127,545	$22,593,913

Shares issued in connection with
reinvestment of distributions	41,187	936,906	52,365	1,033,423

	1,210,076	27,568,053	1,179,910	23,627,336

Shares repurchased	(847,437)	(19,355,569)	(907,538)	(18,106,444)

Net increase	362,639	$8,212,484	272,372	$5,520,892

* Effective February 1, 2016, the fund terminated its class R5 shares.

At the close of the reporting period, Putnam Investments, LLC owned 802 class R6 shares of the fund (0.1% of class R6 shares outstanding), valued at $18,558.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

	Fair value at
	the beginning				Fair value at
	of the				the end of the
	reporting			Investment	reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Cash Collateral
Pool, LLC*	$172,943,150	$414,009,360	$513,528,870	$308,789	$73,423,640

Putnam Short Term
Investment Fund**	167,134,484	497,639,147	390,234,276	400,392	274,539,355

Totals	$340,077,634	$911,648,507	$903,763,146	$709,181	$347,962,995

* No management fees are charged to Putnam Cash Collateral Pool, LLC. Investment income shown is included in securities lending income on the Statement of operations.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

34 The Putnam Fund for Growth and Income

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Futures contracts (number of contracts)	500

Forward currency contracts (contract amount)	$231,900,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

Foreign exchange
contracts	Receivables	$1,171,449	Payables	$11,955,495

Payables, Net
assets — Unrealized
Equity contracts	Receivables	—	depreciation	373,291*

Total		$1,171,449		$12,328,786

* Includes cumulative appreciation/depreciation of futures contracts as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Futures	contracts	Total

Foreign exchange contracts	$—	$11,003,286	$11,003,286

Equity contracts	(33,850)	—	$(33,850)

Total	$(33,850)	$11,003,286	$10,969,436

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Futures	contracts	Total

Foreign exchange contracts	$—	$(19,517,820)	$(19,517,820)

Equity contracts	(373,291)	—	$(373,291)

Total	$(373,291)	$(19,517,820)	$(19,891,111)

The Putnam Fund for Growth and Income 35

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Credit Suisse International	HSBC Bank USA, National Association	Merrill Lynch, Pierce, Fenner & Smith, Inc.	Total
Assets:

Futures contracts§	$—	$—	$—	$—

Forward currency contracts #	1,171,449	—	—	1,171,449

Repurchase agreements**	—	40,067,000	60,232,000	100,299,000

Total Assets	$1,171,449	$40,067,000	$60,232,000	$101,470,449

Liabilities:

Futures contracts§	—	—	357,280	357,280

Forward currency contracts #	11,955,495	—	—	11,955,495

Total Liabilities	$11,955,495	$—	$357,280	$12,312,775

Total Financial and	$(10,784,046)	$40,067,000	$59,874,720	$89,157,674
Derivative Net Assets

Total collateral	$(9,325,604)	$40,067,000	$59,874,720
received (pledged)†##

Net amount	$(1,458,442)	$—	$—

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

Note 9: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management have evaluated the amendments and their impact, if any, on the fund’s financial statements.

Note 10: Actions by Trustees

On January 27, 2017, the fund’s Trustees approved the merger of the fund into Putnam Equity Income Fund. Pursuant to an Agreement and Plan of Reorganization, the merger occurred on May 12, 2017 and the assets and liabilities of the fund were transferred to Putnam Equity Income Fund in complete liquidation of the fund.

36 The Putnam Fund for Growth and Income

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisor	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	Catharine Bond Hill	Janet C. Smith
London, England SW1A 1LD	John A. Hill	Vice President,
	Paul L. Joskow	Principal Financial Officer,
Marketing Services	Robert E. Patterson	Principal Accounting Officer,
Putnam Retail Management	George Putnam, III	and Assistant Treasurer
One Post Office Square	Robert L. Reynolds
Boston, MA 02109	Manoj P. Singh	Susan G. Malloy
	W. Thomas Stephens	Vice President and
Custodian		Assistant Treasurer
State Street Bank	Officers
and Trust Company	Robert L. Reynolds	Mark C. Trenchard
	President	Vice President and
Legal Counsel		BSA Compliance Officer
Ropes & Gray LLP	Jonathan S. Horwitz
	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
	and Compliance Liaison	Proxy Voting and Corporate
Governance, Assistant Clerk,
	Robert T. Burns	and Associate Treasurer
Vice President and
Chief Legal Officer

This report is for the information of shareholders of The Putnam Fund for Growth and Income. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA022 306337 6/17

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Putnam Fund for Growth and Income

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 27, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: June 27, 2017